THIS AGREEMENT HAS CONFIDENTIAL PORTIONS OMITTED, WHICH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]."

                                       June 24, 1998

T. Patrick Kelly
Chief Financial Officer
The SABRE Group
P.O. Box 619616 - MD 4202
DFW Airport, TX 75261-9616


     Re: Corporate Travel Agreement between The SABRE Group ("Customer") and American Airlines, Inc. ("American")


This Corporate Travel Agreement (this "Agreement") will confirm the understanding between Customer and American regarding travel by Customer's employees on company business.

     1. TERM AND TERMINATION. This Agreement will be valid for travel commencing from July 1, 1998, through June 30, 2001, unless terminated earlier by either party in accordance with the terms hereof. Either party may terminate this Agreement for any reason, with or without cause, upon at least thirty (30) days' prior written notice to the other party. In the event of a breach or default by a party hereto, the other party may terminate this Agreement upon giving at least three (3) days' prior written notice to the breaching party or defaulting party. Customer will not be entitled to receive any discount and/or credit on any tickets issued for travel on or after the effective date of termination or expiration of this Agreement. If American terminates or reduces service to any city that is covered by this Agreement, this Agreement shall be automatically amended to exclude such city or to reflect such reduction, without liability to any party, and this Agreement will continue in full force and effect as to the cities and service not affected by such termination or reduction.

2. ISSUANCE OF CUSTOMER NUMBERS. American will provide Customer with a Customer Identification Number which will identify Customer for recordkeeping purposes for travel pursuant to this Agreement ("CART #"). IT IS THE RESPONSIBILITY OF THE CUSTOMER TO ADVISE ITS DESIGNATED TRAVEL AGENCY TO RECORD THE PROPER ACCOUNT NUMBER DESIGNATED BY THE LETTER "C" FOLLOWED BY THE SIX DIGIT NUMBER ON EACH TICKET IN THE TOUR CODE BOX AT THE TIME OF ISSUANCE.

3. DISCOUNT. Customer will be entitled to a discount, as applicable, subject to the terms and conditions set forth in the Appendices hereto.

4. RULES GOVERNING TICKETS. All purchases will be subject to American's Conditions of Carriage and all rules applicable to the general public for the class or category of fare selected (including also any charges to Customer for change in travel arrangements that may be applicable to the class or category of fare selected). American's obligation to issue tickets pursuant to the terms and conditions of this Agreement to Customer (either directly or through an Agency of Record, listed on the Appendices hereto) is subject to availability of seats for the specified class of service. American may discontinue flights or change flight schedules at any time for any reason without prior notice, liability or obligation to Customer. All travel pursuant to this Agreement must be booked in the proper class of service as specified in the enclosed Appendices and all tickets for such travel must be used for travel prior to the date of termination or expiration of this Agreement (or any extension hereof). Customer acknowledges that hidden-city ticketing, beyond-point ticketing, back-to-back ticketing, cross-border ticketing and speculative or abusive bookings are in violation of American's Conditions of Carriage as well as its other rules and regulations and that if Customer purchases or books such tickets, Customer will be in violation of these rules, regulations and tariffs. If Customer engages in any such prohibited activity, American may terminate this Agreement immediately upon prior notice to Customer and any benefits earned but not used by the Customer under the terms and conditions of this Agreement will be forfeited.

5. RESPONSIBILITY FOR UNAUTHORIZED USE. Customer shall immediately report to American any fraudulent or unauthorized use under this Agreement of which Customer becomes aware. Customer will be fully responsible for any fraudulent or unauthorized use through the date it reports same to American. Customer must notify American of such fraudulent or unauthorized use by contacting American Airlines at the mailing address specified in the enclosed Appendices.

6. CONFIDENTIALITY. Customer and American will each keep confidential the existence, terms and conditions of this Agreement and (unless required by law or judicial process after making reasonable efforts to resist disclosure) will not disclose any of same to any third party (other than any Agencies of Record) without obtaining the prior written consent of the other party hereto. Customer may disclose information concerning this Agreement to its Agency of Record to the extent necessary for the Agency of Record to perform its services to Customer, provided Customer obtain a written agreement from the Agency of Record to be bound by the confidentiality provisions contained herein. If during the term of this Agreement, the Customer discloses the conditions of this Agreement to a third party (except as expressly permitted in the preceding sentence) without prior written consent of American, the Customer will be deemed in default of this Agreement, and American may terminate this Agreement immediately upon prior written notice to Customer and any benefits earned but not used by the Customer under the terms and conditions of this Agreement will be forfeited. The provisions of this Section 6 will survive the termination or expiration of this Agreement.

7. CHANGE IN STRUCTURE. It is the responsibility of Customer to notify American in writing on Customer letterhead of any changes to Customer's organizational structure including (but not limited to) any mergers or consolidations, sales of all or substantially all of Customer's assets or other transfers of control of Customer. Upon notice of a change in Customer's organizational structure, the parties shall review the terms and conditions of this Agreement to determine what amendments, if any, are necessary in light of Customer's new organizational structure. In addition, Customer must obtain a written agreement from its Agency of Record to notify American of any similar changes to the Agency of Record's organizational structure.

8. SABRE COMPUTER RESERVATION SYSTEM. Customer agrees that all purchases pursuant to this Agreement will be booked and ticketed by Customer or an Agency of Record through the SABRE computer reservation system. If, during the course of an audit, it is found that SABRE was not used in accordance with this Agreement, Customer agrees to pay for the cost of the audit as well as a fee of $12.00 per booking made not using SABRE.

9. GENERAL TERMS. (a) Neither Customer nor American may assign this Agreement, in whole or in part, except with the prior written consent of the other, and any such attempted unauthorized assignment will be void and unenforceable. (b) This Agreement may be amended, renewed, extended or otherwise modified in written form only and must be signed by both parties.
(c) This Agreement will be governed by and construed in accordance with the laws of the State of Texas without regard to choice of laws principles. Any action arising from or under this Agreement shall be brought only in a court of competent jurisdiction in the State of Texas. (d) American shall not be responsible for any delays or failures in performance caused by circumstances beyond American's control, including (without limitation) strikes, lockouts or other labor disputes, acts of God, material shortages, mechanical difficulties, riots, acts of war or other hostilities, governmental regulations or activities, fire, earthquakes or other natural disasters. (e) All remedies provided under this Agreement are non-exclusive and are in addition to all other available legal and equitable remedies, except that neither party will hereto be liable to the other for any consequential, punitive or exemplary damages (including also lost revenues, lost profits and lost prospective economic advantage) arising from any performance of this Agreement or any breach or default hereunder, even if such party knew or should have known of the existence of such damages, and each party hereby releases and waives any claims against the other party regarding such damages. (f) Either party to this Agreement may specifically waive any of the provisions hereof or any default or remedy hereunder, but no such waiver shall constitute a future waiver of any such provision, default or remedy or a waiver of any other provision, default or remedy. No delay or omission in the exercise or enforcement of any right or remedy provided hereunder or by law by either party shall be construed as a waiver of such right or remedy. (g) If one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect the remaining provisions of this Agreement, and this Agreement shall be enforced to the fullest extent possible. (h) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior agreements or understandings, whether oral or written, between the parties. (i) All notices required or permitted hereunder shall be in writing and served personally by express delivery service, by United States mail, postage pre-paid, first class, or by facsimile, in case addressed to the parties at the addresses set forth in the Appendices to this Agreement. (j) The Appendices to this Agreement are incorporated into this Agreement and form a part hereof for all intents and purposes.

     10. This Agreement will supersede the Corporate Travel Agreement between American and Customer dated July 25, 1996.


     This Agreement is not valid until fully executed by all parties and
countersigned at American Airlines Corporate Headquarters.   If all signatures
are not obtained within thirty (30) days of the date first written above, the terms and conditions specified herein are null and void.



                                     AMERICAN AIRLINES, INC.


                                     By:
                                        ---------------------------------------
                                     Name:  Steven A. Rosato
                                     Title: Multi-National Account Manager


CONFIRMED:

The SABRE Group                      American Airlines - Corporate Headquarters


By:                                  By:
   ---------------------------          ---------------------------------------
Name:  T. Patrick Kelly              Name:  Frank D. Morogiello
Title: Chief Financial Officer       Title: Managing Dir- Natl Accts/Sales
                                             Programs
Date:                                Date:
     -------------------------            -------------------------------------

                                     APPENDIX A

                  U. S. POINT-OF-SALE:  DOMESTIC UPFRONT AGREEMENT



1.   CONTACT, NOTICE AND MAILING INFORMATION


Customer                                          American
Mailing Address:    The SABRE Group               Mailing Address:    American Airlines, Inc.
                    P.O. Box 619616, MD 4202                          700 DFW Business Center
                    DFW Airport, TX  75261-9616                       MD 1302, North Tower, 2nd Flr
                                                                      DFW Airport, TX 75261
                                                                      Attn: National Account Sales

Contact:            Michal A. Stewart             Contact:            Steven A. Rosato
Title:              Manager, Corporate Travel     Title:              Multi-National Account Manager
Phone:              (817) 967-2999                Phone:              (972) 425-7005
Fax:                (817) 967-3456                Fax:                (972) 425-6977


2. ACCOUNT NUMBER AND CUSTOMER IDENTIFICATION NUMBER.

AN#: 09X1CA                   CART#:  507574


3. DISCOUNT INFORMATION. Customer will be entitled to a discount (the "Discount") for travel on corporate business by Customer's employees toward purchases of published fares (excluding taxes) ("Permitted Purchases") for the city pairs and fare levels specified herein only when utilizing Customer's applicable AN# and CART#. The Discount will apply in full at the time of ticketing and is expressed as a percentage reduction of such fares. Customer will not receive any payment or reimbursement for Discounts not applied at time of ticket issuance. Tickets issued pursuant to this Agreement are non-endorsable and are valid for travel on American only. All tickets must be validated on American Airlines (001) ticket stock The Discount may not be used with any other promotion, discount or special offer (except that tickets purchased with the Discount are eligible for credit under American's AADVANTAGE-Registered Trademark- program for frequent fliers, in accordance with the rules of such program). Any travel booked pursuant to this Agreement must be booked with American by Customer directly or by Customer's designated travel agency of record which is approved by American (each such agency, an "Agency of Record"). To qualify as an Agency of Record, the travel agency must execute the attached Limited Travel Agency Agreement. Travel booked by any other person or entity other than Customer or an Agency of Record will not be entitled to the benefits of this Agreement. If Customer or an Agency of Record uses the AN# or CART# to make any purchase other than a Permitted Purchase, American may (without limiting its rights under this Agreement or the Limited Travel Agency Agreement) assess a surcharge equal to the difference between the Discount fare and the appropriate published fare for such purchases.

DOMESTIC CITY PAIRS                 FARES      INVENTORY      [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------                 -----      ---------
To / From
U.S. System to U.S. System          Full         F/C/Y        [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
(includes U.S. 48, Hawaii,
  Puerto Rico, USVI, and Canada)
DFW-LGA/ORD/LAX/DCA/GSO/PIT**       Full          F/C/Y       [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
                                   Applicable   Applicable    [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

* The Discount will be net of all base and incentive commissions. Customer agrees that American will not incur any base or incentive commissions, or credit card fees, for tickets issued as net fares. Any commission taken or override incentive earned on Net Fare purchases will be subject to commission or override recall. Any credit card fees incurred by American will be billed back to Customer.

[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

    -------------------------------------------------------------------------
              [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
    -------------------------------------------------------------------------
              [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
    -------------------------------------------------------------------------
              [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
    -------------------------------------------------------------------------
              [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
    -------------------------------------------------------------------------
              [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
    -------------------------------------------------------------------------
              [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
    -------------------------------------------------------------------------
              [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
    -------------------------------------------------------------------------

4. SHARE COMMITMENT: For each city pair listed above, Customer agrees to maintain the applicable percentage of flown segments on American compared to all other air carriers (combined) for that city pair (the "Share Commitment") in all areas specified below (Domestic, International and American System) for each ARC reporting month during the term of the Agreement. American will review Customer's booking and revenue performance for each calendar month of this Agreement with Customer. If Customer does not maintain, on an averaged basis over the course of a calendar quarter, the Share Commitment for any listed city pair, American may terminate this Agreement upon giving Customer thirty (30) days prior written notice. Domestic City Pair is defined as a point of origin and destination served by American within the U. S. Contiguous 48 States, Hawaii and the District of Columbia. International City Pair is defined as a U.S. point of origin and a point of destination served by American in Europe, Pacific and Central/South America. American System is defined as all points of origin and destination served by American.

                Domestic         [TEXT OMITTED - CONFIDENTIAL      International         [TEXT OMITTED - CONFIDENTIAL
               City Pairs             TREATMENT REQUESTED]           City Pairs              TREATMENT REQUESTED]
               ----------             --------------------           ----------              --------------------
          All where AA offers    [TEXT OMITTED - CONFIDENTIAL    All where AA offers     [TEXT OMITTED - CONFIDENTIAL
          competitive service*        TREATMENT REQUESTED]       competitive service*        TREATMENT REQUESTED]

           AA Domestic System                                      AA International
                                                                        System

     * Competitive service is defined as those city pairs in which American Airlines offers regularly scheduled non-stop, direct, or connecting service.


5. REPORTING: Customer, or its Agency of Record, will provide American on or prior to the twentieth (20th) business day of each month, a consolidated summary for the immediately preceding month which includes (i) the total number of segments for each city pair specified above (AA plus OA segments), (ii) the number of Customer's Permitted Purchases for each such city pair, (iii) the total price of Customer's Permitted Purchases for each such city pair, and (iv) Customer's market share in each such city pair (see sample report).

6. AGENCY OF RECORD INFORMATION


     Name           ARC #       Pseudo City Code      CRS     Dedicated (Y/N)
     ----           -----       -----------------     -----   ---------------
 Answers Travel   45-53728   NOV3, J7P4, W2E4, U0Z4   SABRE         No

                                     APPENDIX B

               U. S. POINT-OF-SALE:  INTERNATIONAL UPFRONT AGREEMENT


1.   CONTACT, NOTICE AND MAILING INFORMATION


Customer                                                 American
Mailing Address:    The SABRE Group                      Mailing Address: American Airlines, Inc.
                    P.O. Box 619616, MD 4202                              700 DFW Business Center
                    DFW Airport, TX  75261-9616                           MD 1302, North Tower, 2nd Flr
                                                                          DFW Airport, TX 75261
                                                                          Attn: National Account Sales

Contact:            Michal A. Stewart                    Contact:         Steven A. Rosato
Title:              Manager, Corporate Travel            Title:           Multi-National Account Manager
Phone:              (817) 967-2999                       Phone:           (972) 425-7005
Fax:                (817) 967-3456                       Fax:             (972) 425-6977


2. ACCOUNT NUMBER AND CUSTOMER IDENTIFICATION NUMBER.

AN#: 09X1CA                   CART#:    507574


3. DISCOUNT INFORMATION. Customer will be entitled to a discount (the "Discount") for travel on corporate business by Customer's employees toward purchases of published fares (excluding taxes) ("Permitted Purchases") for all city pairs and classes of service specified herein only when using the Ticket Designator SABRE. The Discount will apply in full at the time of ticketing and is expressed as a percentage reduction of such fares. Customer will not receive any payment or reimbursement for Discounts not applied at time of ticket issuance. Tickets issued using the Ticket Designator are non-endorsable and are valid for travel on American only. All tickets must be validated on American Airlines (001) ticket stock. Ticket Designator may not be used for travel itineraries which include other airline segments. The Discount may not be used with any other promotion, discount or special offer (except that tickets purchased with the Discount are eligible for credit under American's AADVANTAGE-Registered Trademark- program for frequent fliers, in accordance with the rules of such program). Any travel booked pursuant to this Agreement must be booked with American by Customer directly or by Customer's designated travel agency of record which is approved by American (each such agency, an "Agency of Record"). To qualify as an Agency of Record, the travel agency must execute the attached Limited Travel Agency Agreement. Travel booked by any other person or entity other than Customer or an Agency of Record will not be entitled to the benefits of this Agreement. If Customer or an Agency of Record uses the Ticket Designator to make any purchase other than a Permitted Purchase, American may (without limiting its rights under this Agreement or the Limited Travel Agency Agreement) assess a surcharge equal to the difference between the Discount fare and the appropriate published fare for such purchases.

                                                            [TEXT OMITTED - CONFIDENTIAL   [TEXT OMITTED - CONFIDENTIAL
INTERNATIONAL CITY PAIRS                     FARES           TREATMENT REQUESTED]           TREATMENT REQUESTED]
------------------------                     -----          ----------------------------   ----------------------------
U.S. System to/from Europe                   Full F/C/Y     [TEXT OMITTED - CONFIDENTIAL   [TEXT OMITTED - CONFIDENTIAL
U.S. System to/from Europe                   Applicable      TREATMENT REQUESTED]           TREATMENT REQUESTED]
U.S. System to/from Pacific                  Full F/C/Y
U.S. System to/from Pacific                  Applicable
U.S. System to/from South/Central America    Full F/C/Y     [TEXT OMITTED - CONFIDENTIAL   [TEXT OMITTED - CONFIDENTIAL
U.S. System to/from South/Central America    Applicable      TREATMENT REQUESTED]           TREATMENT REQUESTED]
U.S. System to/from Mexico                   Full F//Y
U.S. System to/from Mexico                   Applicable     [TEXT OMITTED - CONFIDENTIAL   [TEXT OMITTED - CONFIDENTIAL
U.S. System to/from Africa/Middle East       Full F/C/Y      TREATMENT REQUESTED]           TREATMENT REQUESTED]

* The Discount will be net of all base and incentive commissions. Customer agrees that American will not incur any base or incentive commissions, or credit card fees, for tickets issued as net fares. Any commission taken or override incentive earned on Net Fare purchases will be subject to commission or override recall. Any credit card fees incurred by American will be billed back to Customer.

3A.  APPLICABILITY OF INTERNATIONAL DISCOUNT TO CODESHARE FLIGHTS:

- Travel must be on American Airlines or on a carrier listed in Appendix D, with whom AA has a codeshare relationship (a "Codeshare Partner"). Any other travel is not covered by this Agreement and is not eligible for this Discount.

- When American Airlines and one or more of its Codeshare Partners serve the same overwater segment, American Airlines must be the operating carrier on that overwater segment.

- Discount applicable only to those flights which are designated with an American Airlines flight number.

- Tickets written with international destinations must include travel on flights which American Airlines is the operating carrier for segments outbound from the U.S. gateway and segments inbound to the U.S. gateway whenever American offers scheduled service between the U.S. gateway and the international destination.

- Tickets must be plated on American Airlines ticket stock. Tickets must be issued within the U.S. or Canada. Travel may originate outside the U.S.

- Tickets must be issued at a percentage off for flights operated by a Codeshare Partner FULL FARE FIRST CLASS, FULL FARE BUSINESS CLASS, OR FULL FARE FIRST CLASS ONLY as outlined for Customer in Appendix A on any AA 6000 or AA 7000 series flights.

- Customer will use the designated CART number for all American Airlines tickets on which the Codeshare Partner is the operating carrier.

- Flights on which American Airlines is the operating carrier, but for which a Codeshare Partner is the marketing carrier (i.e., the carrier selling the ticket) are not covered by this Agreement and are not eligible for the Discount.

3B. APPLICABILITY OF INTERNATIONAL DISCOUNT TO AMERICAN AIRLINES/BRITISH AIRWAYS JOINT THROUGH FARES:

     CITY PAIRS                         FARES           INVENTORY          DISCOUNT
     ----------                         -----           ---------          --------
     From U.S. System to Europe*        Full F/CY         F/C/Y       [TEXT OMITTED -
                                                                      CONFIDENTIAL TREATMENT
                                                                      REQUESTED]
     (Includes US48, Hawaii, District of Columbia, and Puerto Rico to Europe)

*Discount will apply on the joint through fares between the United States and Europe where American Airlines is used on the transatlantic segment and British Airways is used from London to points in the United Kingdom, Ireland, and Continental Europe. Tickets must be plated on American Airlines ticket stock and must be issued within the United States. Customer must input their designated CART number in the Tour Code Box of every ticket issued as part of this Agreement in order to be eligible for the discount. Tickets must be issued as a percentage off of FULL FARE FIRST CLASS, FULL FARE BUSINESS CLASS, OR FULL FARE COACH CLASS ONLY; no other joint through fares are eligible for the discount. The discount will apply to the following European cities listed below.






               [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]






**Valid to Glasgow only during the months in which AA does not provide nonstop service out of Chicago O'Hare.


*** The Discount will be net of all base and incentive commissions. Customer agrees that American will not incur any base or incentive commissions, or credit card fees, for tickets issued as net fares. Any commission taken or override incentive earned on Net Fare purchases will be subject to commission or override recall. Any credit card fees incurred by American will be billed back to Customer.

4. SHARE COMMITMENT: For each city pair or Market Area listed above, Customer agrees to maintain the applicable percentage of flown segments on American compared to all other air carriers (combined) for that city pair (the "Share Commitment") for each ARC reporting month during the term of the Agreement. American will review Customer's booking and revenue performance for each calendar month of this Agreement with Customer. If Customer does not maintain, on an averaged basis over the course of a calendar quarter, the Share Commitment for any listed city pair, American may terminate this Agreement upon giving Customer thirty (30) days prior written notice. Domestic City Pair is defined as a point of origin and destination served by American within the U. S. Contiguous 48 States, Hawaii and the District of Columbia. International City Pair is defined as a U. S. point of origin and a point of destination served by American in Europe, Pacific and Central/South America. American System is defined as all points of origin and destination served by American.


                Domestic         [TEXT OMITTED - CONFIDENTIAL      International         [TEXT OMITTED - CONFIDENTIAL
               City Pairs             TREATMENT REQUESTED]           City Pairs              TREATMENT REQUESTED]
               ----------             --------------------           ----------              --------------------
          All where AA offers    [TEXT OMITTED - CONFIDENTIAL    All where AA offers     [TEXT OMITTED - CONFIDENTIAL
          competitive service*        TREATMENT REQUESTED]       competitive service*        TREATMENT REQUESTED]

           AA Domestic System                                      AA International
                                                                        System

     * Competitive service is defined as those city pairs in which American Airlines offers regularly scheduled non-stop, direct, or connecting service.


5. REPORTING: Customer, or its Agency of Record, will provide American on or prior to the twentieth (20th) business day of each month, a consolidated summary for the immediately preceding month which includes (i) the total number of segments for each city pair specified above (AA plus OA segments),
(ii) the number of Customer's Permitted Purchases for each such city pair,
(ii) the total price of Customer's Permitted Purchases for each such city pair, and (iv) Customer's market share in each such city pair (see sample report).

6. AGENCY OF RECORD INFORMATION

       Name          ARC #       Pseudo City Code       CRS     Dedicated (Y/N)
       ----          -----       ----------------       -----   ---------------
  Answers Travel   45-53728   NOV3, J7P4, W2E4, U0Z4    SABRE          No

                                     APPENDIX C

                             CANADIAN AIRLINES ADDENDUM




1.  CONTACT, NOTICE AND MAILING INFORMATION


Customer                                           American
Mailing Address:  The SABRE Group                  Mailing Address:  American Airlines, Inc.
                  P.O. Box 619616, MD 4202                           700 DFW Business Center
                  DFW Airport, TX 75261-9616                         MD 1302, North Tower, 2nd Flr
                                                                     DFW Airport, TX 75261
                                                                     Attn: National Account Sales

Contact:          Michal A. Stewart                Contact:          Steven A. Rosato
Title:            Manager, Corporate Travel        Title:            Multi-National Account Manager
Phone:            (817) 967-2999                   Phone:            (972) 425-7005
Fax:              (817) 967-3456                   Fax:              (972) 425-6977

2.  ACCOUNT NUMBER AND CUSTOMER IDENTIFICATION NUMBER.

AN#:    09X1CA                CART#:    507574


3. DISCOUNT/TRANSBORDER: Paragraph 3 of Appendix A of the Corporate Travel Agreement is hereby amended as follows: All transborder flights between the United States and Canada operated by Canadian (including flights operated by Canadian but marketed as American codeshared flights) ("Qualifying CP Trans-Border Flights") are eligible as Permitted Purchases only when utilizing Customer's applicable AN# and CART# in the Tour Code Box at the time of ticketing. Tickets purchased with the Discount are also eligible for credit under Canadian's Frequent Flyer Program, in accordance with the rules of such program. All tickets for the above must be issued by the Customer's Agency of Record within the United States or Canada and validated on American Airlines
(001) ticket stock or Canadian (018) ticket stock (i.e., both U.S. and Canadian points of sale and/or origin are permissible). Notwithstanding any provision of the Corporate Travel Agreement to the contrary, itineraries involving travel on both American and Canadian may be included on a single ticket. No other carrier may appear on the ticket.


3A. DISCOUNT/INTRA-CANADA: In addition, Paragraph 3 of Appendix A of the Corporate Travel Agreement is hereby amended as follows: All intra-Canada flights operated by Canadian (including flights operated by Canadian but marketed as American codeshared flights) ("Qualifying CP Intra-Canada Flights") are eligible as Permitted Purchases for the fare levels specified herein and are subject to the discount level set forth below. Customer and each Agency of Record must utilize the applicable AN# and CART# in the Tour Code Box at the time of ticketing.

                                                            [TEXT OMITTED - CONFIDENTIAL
CITY PAIRS                          FARES    INVENTORY           TREATMENT REQUESTED]         ADV PURCH.
----------                          -----    ---------           --------------------         ----------
To / From
Canada System to Canada System       Full        J/Y        [TEXT OMITTED - CONFIDENTIAL         N/A
                                   Applicable  Applicable        TREATMENT REQUESTED]         Applicable

* The Discount will be net of all base and incentive commissions. Customer agrees that American will not incur any base or incentive commissions, or credit card fees, for tickets issued as net fares. Any commission taken or override incentive earned on Net Fare purchases will be subject to commission or override recall. Any credit card fees incurred by American will be billed back to Customer.

3D. DISCOUNT/TRANSPACIFIC AND TRANSATLANTIC: In addition, Paragraph 3 of Appendix A of the Corporate Travel Agreement is hereby amended as follows: All transpacific flights operated by Canadian between the United States/Canada and Asia, and all transatlantic flights operated by Canadian between the United States/Canada and Europe (including American codeshared flights) ("Qualifying CP International Flights") are eligible as Permitted Purchases for the city pairs and fare levels specified herein only when utilizing Customer's applicable ticket designator. Tickets issued pursuant to this Agreement will also be valid for travel on Canadian. Tickets purchased with the Discount are also eligible for credit under Canadian's Frequent Flyer Program, in accordance with the rules of such program. All tickets for the above must be issued by the Customer's Agency of Record within the United States or Canada and validated on American Airlines (001) ticket stock or Canadian (018) ticket stock (i.e., both U.S. and Canadian points of sale and/or origin are permissible). Notwithstanding any provision of the Corporate Travel Agreement to the contrary, itineraries involving travel on both American and Canadian may be included on a single ticket. No other carrier may appear on the ticket.

                                         [TEXT OMITTED - CONFIDENTIAL                [TEXT OMITTED - CONFIDENTIAL
INTERNATIONAL CITY PAIRS      FARES          TREATMENT REQUESTED]       ADV. PURCH.       TREATMENT REQUESTED
------------------------      -----          --------------------       -----------       -------------------
Canada to/from Europe         Full J/Y   [TEXT OMITTED - CONFIDENTIAL       N/A       [TEXT OMITTED - CONFIDENTIAL
Canada to/from Pacific        Full J/Y       TREATMENT REQUESTED]           N/A           TREATMENT REQUESTED

* The Discount will be net of all base and incentive commissions. Customer agrees that American will not incur any base or incentive commissions, or credit card fees, for tickets issued as net fares. Any commission taken or override incentive earned on Net Fare purchases will be subject to commission or override recall. Any credit card fees incurred by American will be billed back to Customer.


4. SHARE COMMITMENT: Qualifying CP Transborder Flights, Qualifying CP Intra-Canada Flights and Qualifying CP International Flights (collectively "Qualifying CP Flights") may be included to determine if Customer has met the Share Commitment set forth in paragraph 4 of Appendix A of the Corporate Travel Agreement.

5. NEW YORK-TORONTO TRAFFIC: Customer confirms and represents to American that local U.S. point-of-sale non-stop New York - Toronto traffic constitutes no more than 25% of Customer's (or the affiliated corporate group's) anticipated travel (measured in flight segments) under the Corporate Travel Agreement. In the event that Customer at any time during the term of the Corporate Travel Agreement anticipates such traffic will exceed the 25% threshold, Customer shall immediately inform American and Canadian in writing. Upon such notification, or if American for any other reason anticipates that such 25% threshold will be crossed, American may immediately terminate the Agreement with respect to the New York/Toronto market.

6. ANTITRUST IMMUNITY: This Agreement may be modified or terminated by American effective immediately with respect to one or more (or all) Qualifying CP Flights in the event that the U.S. Department of Transportation ("DOT") revokes or adversely modifies the antitrust immunity previously granted to American and Canadian in connection with the marketing activities reflected in this Agreement, or in the event the DOT or another federal or state governmental entity proposes other adverse actions or claims against American or Canadian in connection therewith. In the event American chooses to modify (rather than terminate) this Agreement with respect to one or more of such flights, and Customer objects to American's modification, then Customer may terminate this letter agreement with respect to such flights upon thirty (30) days' written
notice.   CUSTOMER HEREBY WAIVES AND RELEASES AMERICAN AND CANADIAN FROM ANY
CAUSE OF ACTION OR CLAIM THAT THE AGREEMENT CONTRAVENE ANY FEDERAL OR STATE ANTITRUST LAW.

7. CONDITIONS OF CARRIAGE: Notwithstanding anything to the contrary in this Agreement, all travel on Qualifying CP Flights (other than American codeshared flights) shall be in accordance with Canadian's conditions of carriage. In offering the discounts, redemption of credits and other corporate terms set forth above and otherwise participating in the sale of travel on such Canadian flights, American acts only as an agent of Canadian, and Customer agrees that American shall not be liable to Customer for any injury to or death of a passenger, or any loss of or damage to baggage or other property, caused by or occurring on or in connection with such flights and that Canadian's limitations of liability shall apply. In the event that American ceases to be Canadian's agent with regard to the marketing activities described herein, each party's obligations and responsibilities pursuant to this addendum shall automatically terminate.

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

                                  APPENDIX D


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

                                  ATTACHMENT A


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

                                  ATTACHMENT B

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